                                                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK,
                          PAR VALUE $0.30 PER SHARE OF

                                   TEAM, INC.

             TENDERED UNDER THE OFFER TO PURCHASE DATED MAY 9, 2001

 THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
  MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, JUNE 6, 2001, UNLESS THE TENDER
                               OFFER IS EXTENDED.

                    THE DEPOSITARY FOR THE TENDER OFFER IS:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

              By Mail:                        By Hand Delivery:                  By Overnight Courier:
        Wall Street Station                   Wall Street Plaza                    Wall Street Plaza
           P. O. Box 1010                 88 Pine Street, 19th Floor           88 Pine Street, 19th Floor
      New York, NY 10268-1010                 New York, NY 10005                   New York, NY 10005

                      FACSIMILE TRANSMISSION: 212-701-7636
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

          CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE ONLY: 212-701-7624

                 THE INFORMATION AGENT FOR THE TENDER OFFER IS:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                               NEW YORK, NY 10010

 ALL QUESTIONS REGARDING THE TENDER OFFER SHOULD BE DIRECTED TO THE INFORMATION
                            AGENT AT: 212-929-5500,
                       OR CALL TOLL-FREE AT 800-322-2885
                             ---------------------

     This Letter of Transmittal, including the accompanying instructions, should be read carefully before you complete it.

     Delivery of this Letter of Transmittal to an address other than one of those shown above for the Depositary is not a valid delivery. Deliveries to Team, Inc., or MacKenzie Partners, Inc., the Information Agent, will NOT be forwarded to the Depositary and therefore will NOT be valid delivery to the Depositary. Deliveries to DTC will NOT be valid delivery to the Depositary.
                             ---------------------

------------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          CERTIFICATE(S) TENDERED
   (PLEASE FILL IN EXACTLY AS APPEARS ON CERTIFICATE(S))            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                              STOCK CERTIFICATE        SHARES             NUMBER OF
                                                                 NO(S)., IF        REPRESENTED BY          SHARES
                                                                 AVAILABLE*         CERTIFICATE*         TENDERED**
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration
 (attach additional signed list if necessary):*** See Instruction 9.
 1st __________                       2nd __________                           3rd __________                     4th __________
------------------------------------------------------------------------------------------------------------------------

  *  Need not be completed if shares are delivered by book-entry transfer.
 ** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary in its discretion. See Instruction 9.

                             ---------------------

     (1) This Letter of Transmittal is to be used only if:
          (a) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery (form enclosed) previously sent to the Depositary; or
          (b) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC"), as described in Section 3 of the Offer to Purchase.
     (2) Stockholders who desire to tender shares and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the expiration date (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC does NOT constitute delivery to the Depositary.
     (3) This Letter of Transmittal may NOT be used for shares held in the Team, Inc. Salary Deferral Plan ("401(k) Plan") and Employee Stock Ownership Plan (together "Employee Plans"). See Instruction 16. Participants in the Employee Plans must follow the instructions in the "Letter to Participants in Team, Inc. Salary Deferral Plan and Employee Stock Ownership Plan" and related materials sent to them separately.
     (4) If participants in the Employee Plans own shares apart from the Employee Plans that they desire to tender, such holders must both submit this Letter of Transmittal to tender the non-Employee Plan shares, and follow the instructions and related materials sent to them to tender shares held under the Employee Plans.

                             ---------------------

[ ] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. If so, follow the instructions set forth in Instruction 15.
                             ---------------------

[ ] Check here if tendered shares are being delivered by book-entry transfer to an account maintained by the Depositary with DTC and complete the following:

   Name of tendering institution:
                                                          ----------------------------------------------------------

   DTC Account number:
                                                          ----------------------------------------------------------

   Transaction code number:
                                                          ----------------------------------------------------------

                             ---------------------

[ ] Check here if certificates for tendered shares are being delivered under a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

   Name(s) of registered holder(s):
                                                          ----------------------------------------------------------

   Date of execution of Notice of Guaranteed Delivery:
                                                          ----------------------------------------------------------

   Name of institution which guaranteed delivery:
                                                          ----------------------------------------------------------

   Account number (if delivered by book-entry transfer):
                                                          ----------------------------------------------------------

                             ---------------------
TO COMPUTERSHARE TRUST COMPANY OF NEW YORK:
     1. The undersigned hereby tenders to Team, Inc., a Texas corporation, the above-described shares of Team, Inc. common stock, par value $0.30 per share, at $3.00 net to the seller in cash, without interest, under the terms and conditions set forth in Team's Offer to Purchase, dated May 9, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together present the tender offer.
     2. Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the tender offer, including the terms or conditions of any extension or amendment, the undersigned hereby sells, assigns and transfers to the order of Team, Inc. all right, title and interest in and to all shares tendered hereby, and orders the registration of such shares that are tendered by book-entry transfer (and are purchased under the tender offer) to the order of Team, and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of Team, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to do the following:
          (a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to the order of Team, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares;
          (b) present certificates for such shares for cancellation and transfer on Team's books; and
          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the tender offer.
     3. The undersigned hereby covenants, represents and warrants to Team that:
          (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") , and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;
          (b) when Team accepts the shares for purchase, Team will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;
          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or Team deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and
          (d) the undersigned has read and agrees to all of the terms of the tender offer.
     4. The undersigned acknowledges, understands and agrees as follows:
          (a) The names and addresses of the registered holders should be printed exactly as they appear on the certificates representing shares tendered hereby and that certificate numbers, the number of shares represented by such certificates, and the number of shares tendered, should be set forth in the appropriate boxes above.
          (b) All shares properly tendered and not properly withdrawn will be purchased at $3.00 per share, net to the seller in cash, without interest, under the terms and conditions of the tender offer, including the odd lot and proration provisions, and Team will return all shares properly withdrawn and shares not purchased because of proration, as promptly as practicable following the expiration date.
          (c) Under certain circumstances set forth in the Offer to Purchase, Team may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. Certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.
          (d) Team has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Team purchases none of the shares represented by such certificate or tendered by such book-entry transfer.
          (e) Acceptance of shares by Team for payment will constitute a binding agreement between the undersigned and Team under the terms and conditions of the tender offer.
          (f) The check for the aggregate net purchase price for the tendered shares that are purchased by Team will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.
          (g) All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as provided in the Offer to Purchase, this tender is irrevocable.
                             ---------------------

                                    ODD LOTS
               (See Instruction 8 to this Letter of Transmittal)

     To be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares (OTHER than shares held in Team's 401(k) Plan and Employee Stock Ownership
Plan).
     On the date hereof, the undersigned either (check one box):
     [ ] owned beneficially or of record an aggregate of fewer than 100 shares, and is tendering all of such shares, or
     [ ] is a broker, dealer, commercial bank, trust company or other nominee which:
          (1) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and
          (2) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

                             ---------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (See Instructions 1, 4, 6, 7 and 10)

  Fill in following information for payee ONLY if share certificates for shares not tendered or not purchased and/or the check for the purchase price of shares are to be issued in the name of someone other than the registered holder(s), or if shares tendered and delivered by Book-Entry Transfer which are not purchased are to be returned by credit to an account maintained at a Book Entry Transfer Facility other than as designated above. Please print.

Name:
----------------------------------------------------
                          (FIRST, MIDDLE & LAST NAME)

------------------------------------------------------------
                             (CITY, STATE AND ZIP)

Address:
--------------------------------------------------
                              (NUMBER AND STREET)

------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER

[ ] Credit unpurchased Shares delivered by Book-Entry Transfer to the Book-Entry
    Transfer Facility account set forth below

Book Entry Transfer facility:

------------------------------------------------------------
                                     (NAME)

------------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 4, 6 and 10)

  Fill in the following information for the addressee ONLY if share certificates for shares not tendered or purchased and/or the check for the purchase price of shares purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above. Please print.

Mail check and/or certificate to:

Name:
----------------------------------------------------
                          (FIRST, MIDDLE & LAST NAME)

Address:
--------------------------------------------------
                              (NUMBER AND STREET)

------------------------------------------------------------
                             (CITY, STATE AND ZIP)

                                   IMPORTANT

                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 FURNISHED HEREWITH

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                                 (SIGNATURE(S))

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.)

Dated:
--------------------------------------------------------------------------------
Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Telephone No. (include Area Code):
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.:
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

--------------------------------------------------------------------------------
                         AUTHORIZED GUARANTOR SIGNATURE

--------------------------------------------------------------------------------
                                    NAME(S)

--------------------------------------------------------------------------------
                                     TITLE

--------------------------------------------------------------------------------
                                  NAME OF FIRM

--------------------------------------------------------------------------------
                                    ADDRESS

--------------------------------------------------------------------------------
                                 TELEPHONE NO.

Dated:
---------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
          FORMING PART OF THE TERMS OF THE TENDER OFFER OF TEAM, INC.
     1. GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:
     (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate (which term shall include any participant in DTC whose name appears on a security position listing as the owner of shares) tendered with this Letter of Transmittal UNLESS such registered holder has completed either the "Special Payment Instructions" or "Special Delivery Instructions" above; or
     (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each such entity referred to as an "eligible guarantor institution."
In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 6.
     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.
     (a) This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase.
     (b) Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary's account at DTC of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or an agent's message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary before the expiration date.
     (c) The term "agent's message" means a message from DTC to the Depositary, which states that DTC has received an express agreement from the participant in DTC tendering the shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Team may enforce against such participant.
     (d) Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery or facsimile of it before the expiration date, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or an agent's message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the expiration date, all as provided in Section 3 of the Offer to Purchase.
     (e) The Notice of Guaranteed Delivery may be delivered by hand or telegram or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the expiration date.
     (f) The method of delivery of all documents, including certificates for shares, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.
     (g) Team will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.
     3. INADEQUATE SPACE. If the space provided in the section captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.
     4. PARTIAL TENDERS AND UNPURCHASED SHARES (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) as promptly as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.
     5. PRICE AT WHICH SHARES ARE BEING TENDERED. All shares properly tendered for purchase by the Company will be purchased at $3.00 per share, net cash.
     6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.
     (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.
     (b) If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.
     (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. Make photocopies of the blank Letter of Transmittal for use in such cases.
     (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made, or the certificates for shares not tendered or not purchased are to be issued, to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.
     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Team of their authority so to act.
     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Team will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:
     (a) payment of the purchase price is to be made to any person other than the registered holder(s); or
     (b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;
then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.
     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if Team is to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, the shares purchased first will consist of all shares tendered by any stockholder who owned beneficially or of record an aggregate of fewer than 100 shares (other than shares held in Team's 401(k) Plan), and who tenders all of such holder's shares. This preference will not be available unless all of such holder's shares are tendered. This preference will not be available unless the section captioned "Odd Lots" is completed.
     9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase.
     10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal, or if such certificates and/or check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" in this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.
     11. IRREGULARITIES.
     (a) All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Team in its sole discretion, which determinations shall be final and binding on all parties.
     (b) Team reserves the absolute right to reject any or all tenders of shares that it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Team, be unlawful.
     (c) Team also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and Team's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Team shall determine. None of Team, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.
     12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth herein. You may also contact your broker, dealer, commercial bank, or trust company for assistance concerning the tender offer. To confirm delivery of your shares, you should contact the Depositary.
     13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.
     (a) Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided herein, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax.
     (b) If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding.
     (c) Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to a 31% federal income tax withholding on the payment of the purchase price of all shares purchased from such stockholder.

     (d) If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.
     (e) Each foreign stockholder must complete and submit Form W-8 in order to be exempt from the 31% federal income tax backup withholding due on payments with respect to the Shares. See Instruction 14.
     14. WITHHOLDING ON FOREIGN HOLDER. The following discussion applies to any "foreign stockholder," that is a stockholder that, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign stockholder who has provided the necessary certification to the Depositary will not be subject to backup withholding. However, foreign stockholders generally are subject to withholding under Internal Revenue Code Sections 1441 or 1442 at a rate of 30% of the gross payments. If a stockholder's address is outside the United States, and if the Depositary has not received a Substitute Form W-9, the Depositary will assume that the stockholder is a foreign stockholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the Depositary. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.
     15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should notify Computershare Trust Company of New York of that fact by calling at 212-701-7624 and asking for instructions on obtaining a replacement certificate(s). Computershare will require you to complete an affidavit of loss and return it to them, and you will be instructed by Computershare as to the other steps that must be taken in order to replace the certificate. A bond may be required to be posted by you to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.
     16. TEAM'S 401(K) PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN. Participants in Team's Employee Plans may not use this Letter of Transmittal to direct the tender of shares held in their account under the Employee Plans, but must comply with the instructions found in the "Letter to Participants in Team's Salary Deferral Plan and Employee Stock Ownership Plan" sent separately to them. Participants in Team's Employee Plans are urged to carefully read the letter of information and instructions and related materials sent to them.
IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION
     Under the federal income tax law, a stockholder whose tendered shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares purchased pursuant to the tender offer may be subject to backup withholding of 31%.
     Certain stockholders including, among others, all corporations and certain foreign individuals are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Depositary. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depository. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.
     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
PURPOSE OF SUBSTITUTE FORM W-9
     To prevent backup withholding on payments that are made to a stockholder for shares purchased under the tender offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.
WHAT NUMBER TO GIVE THE DEPOSITARY
     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
             PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 PART II -- CHECK ONE OF THE BOXES BELOW. I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE INTERNAL REVENUE CODE BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE INTERNAL REVENUE SERVICE HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
 [ ] Correct    [ ] Not Correct

 PART III -- Awaiting Taxpayer Identification Number [ ]
--------------------------------------------------------------------------------

                  CERTIFICATION -- UNDER PENALTIES OF PERJURY,
     I certify that the information provided on this form is true, correct and complete.

  Print Name

  Signature Date
  ----------------------------------------
--------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

SUBSTITUTE

                                                      Social Security Number

FORM W-9
                                                   ----------------------------

                                                                OR

PART I -- PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION
                          NUMBER IN THE SPACE AT
PAYER'S REQUEST FOR TAXPAYER
                                                     Employer Identification
                                                              Number
                          RIGHT AND CERTIFY BY
                          SIGNING AND DATING

IDENTIFICATION NUMBER (TIN)
                          BELOW.
                                                   ----------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

-----------------------------------------------------
                      Signature

                                                       Date: -----------------------------------------------
-----------------------------------------------------
                     Print Name

                             ---------------------

     The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth above.
     Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. To confirm delivery of your shares, you should contact the Depositary.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                         [Mackenzie Partners Inc. LOGO]

                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)

                                       OR
                         CALL TOLL-FREE (800) 322-2885

                       EMAIL: PROXY@MACKENZIEPARTNERS.COM